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EXHIBIT 1
JOINT ACQUISITION STATEMENT
PURSUANT TO RULE 13g-1(f)1

The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G,is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G,shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  June 29, 2000

                    GOTHAM PARTNERS, L.P.

                    By:   Section H Partners, L.P.
                          its general partner

                          By: DPB Corporation,
                              a general partner of Section H Partners, L.P.



                          By: /s/ David P. Berkowitz
                              David P. Berkowitz
                              President


                    GOTHAM INTERNATIONAL ADVISORS, L.L.C.


                          By: /s/ David P. Berkowitz
                              David P. Berkowitz
                              Senior Managing Member

                    GOTHAM PARTNERS III, L.P.

                    By:   Section H Partners, L.P.
                          its general partner

                          By: DPB Corporation,
                              a general partner of Section H Partners, L.P.



                          By: /s/ David P. Berkowitz
                              David P. Berkowitz
                              President

                    GOTHAM HOLDINGS I, L.L.C.

                    By:   Gotham Holdings Management, L.L.C.,
                            the Investment Manager



                          By: /s/ David P. Berkowitz
                              David P. Berkowitz
                              Managing Member

                    GOTHAM HOLDINGS II, L.L.C.

                    By:   Gotham Holdings Management, L.L.C.,
                           the Investment Manager



                          By: /s/ David P. Berkowitz
                              David P. Berkowitz
                              Managing Member